EXHIBIT 10.2

                            HOMESTAKE MINING COMPANY

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                 This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 18, 1997 and entered into by and among HOMESTAKE MINING COMPANY, a Delaware corporation ("Company"), HOMESTAKE MINING COMPANY, a California corporation ("U.S. Borrower"), HOMESTAKE CANADA INC., an Ontario corporation ("Canadian Borrower"), HOMESTAKE GOLD OF AUSTRALIA LIMITED, a South Australian corporation ("Australian Borrower"), the financial institutions listed on the signature pages hereof ("Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE ("Documentation Agent"), THE CHASE MANHATTAN BANK OF CANADA ("Canadian Administrative Agent"), CHASE SECURITIES AUSTRALIA LIMITED ("Australian Administrative Agent"), CHASE SECURITIES INC. ("Arranger"), and THE CHASE MANHATTAN BANK ("Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of September 20, 1996, as amended to the date hereof (as so amended, the "Credit Agreement"), by and among Guarantor, U.S. Borrower, Canadian Borrower, Australian Borrower, Lenders, Documentation Agent, Canadian Administrative Agent, Australian Administrative Agent, Arranger and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                 WHEREAS, Company and Lenders desire to amend the Credit Agreement to (a) modify the restriction on additional Indebtedness contained in subsection 6.1(viii)(b) of the Credit Agreement, (b) amend Schedule 6.4 to the Credit Agreement and (c) modify the execution requirements relating to Notices of Borrowing as set forth in subsection 3.2A of the Credit Agreement, each as set forth below;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 Section 1.       AMENDMENT TO THE CREDIT AGREEMENT.

                 A. Amendment to Subsection 6.1(viii)(b): Provisions Relating to Additional Indebtedness. Subsection 6.1(viii)(b) of the Credit Agreement is hereby amended by deleting the phrase at the end thereof reading "in an aggregate outstanding principal amount not at any time exceeding $100,000,000 less the then


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outstanding  principal  amount of  Indebtedness  of  Subsidiaries  of  Borrowers pursuant to clause (a) above" and substituting in lieu thereof the phrase "in an aggregate outstanding principal amount not at any time exceeding $130,000,000 less the then outstanding principal amount of Indebtedness of Subsidiaries of Borrowers pursuant to clause (a) above, provided that $30,000,000 of such $130,000,000 may be used only for tax-exempt solid waste control financing, and provided, further, that such $130,000,000 shall be permanently reduced in the amount of any retirement of such tax-exempt solid waste control financing".

                 B. Amendment to Schedule 6.4: Existing Contingent  Obligations.
Schedule 6.4 to the Credit Agreement is hereby amended by deleting said Schedule
6.4 in its entirety and substituting in lieu thereof a new Schedule 6.4 in the form of Annex A to this Amendment.

                 C.  Amendment  to  Subsection  3.2A:   Execution   Requirements
Relating to Notices of Borrowing. Subsection 3.2A of the Credit Agreement is hereby amended by deleting the phrase therein reading "an originally executed Notice of Borrowing signed by the chief executive officer, the chief financial officer or the treasurer of the applicable Borrower, or by any executive officer of the applicable Borrower designated by any of the above-described officers on behalf of the applicable Borrower" and substituting in lieu thereof the phrase "an originally executed Notice of Borrowing signed by a Responsible Officer of the applicable Borrower, or by any executive officer of the applicable Borrower designated by any Responsible Officer on behalf of the applicable Borrower".

                 Section 2.       CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Effective Date"):

                 A. On or before the Effective Date, Company shall deliver to Administrative Agent (with sufficient originally executed copies for each Lender) copies of this Amendment, executed by Company and each Borrower.

                 B. On or before the Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.


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Section 3.       REPRESENTATIONS AND WARRANTIES

                 In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company and each Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. Corporate Power and Authority. Company and each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                 B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and each Borrower.

                 C. No Conflict. The execution and delivery by Company and each Borrower of this Amendment and the performance by Company and each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or other charter documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                 D. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 E. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date,


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except to the extent such representations and warranties  specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                 Section 4.       MISCELLANEOUS

                 A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                 (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                 B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in Section 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                 C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D.   Applicable   Law.  THIS   AMENDMENT  AND  THE  RIGHTS  AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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                 E. Counterparts;  Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, each Borrower and Requisite Lenders, receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and compliance with the provisions of Section 2 to this Amendment.


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                 IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  Company:

                                  HOMESTAKE MINING COMPANY



                                  By:_____________________
                                  Title:__________________


                                  U.S. Borrower:

                                  HOMESTAKE MINING COMPANY OF CALIFORNIA



                                  By:_____________________
                                  Title:__________________


                                  Canadian Borrower:

                                  HOMESTAKE CANADA INC.



                                  By:_____________________
                                  Title:__________________


                                  Australian Borrower:

                                  HOMESTAKE GOLD OF AUSTRALIA LIMITED



                                  By:_____________________
                                  Title:__________________


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                                  LENDERS:

                                  THE CHASE MANHATTAN BANK, individually, as a
                                  U.S. Lender, as an Issuing Lender, and as Administrative Agent


                                  By:_____________________
                                  Title:__________________


                                  THE CHASE MANHATTAN BANK OF CANADA, individually, as a Canadian Lender, as an Issuing Lender, and as Canadian Administrative Agent


                                  By:_____________________
                                  Title:__________________


                                  THE CHASE MANHATTAN BANK, as an Australian
                                  Lender



                                  By:_____________________
                                  Title:__________________




                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  individually, as a U.S. Lender, and as
                                  Documentation Agent



                                  By:_____________________
                                  Title:__________________




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                                  CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                  Canadian Lender



                                  By:_____________________
                                  Title:__________________



                                  CIBC AUSTRALIA LIMITED, as an Australian
                                  Lender



                                  By:_____________________
                                  Title:__________________



                                  BANK OF MONTREAL, as a U.S. Lender



                                  By:_____________________
                                  Title:__________________



                                  BANK OF MONTREAL, as a Canadian Lender


                                  By:_____________________
                                  Title:__________________



                                  THE CHASE MANHATTAN BANK, as an Australian
                                  Lender (as fronting bank for Bank of Montreal)


                                  By:_____________________
                                  Title:__________________



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                                  THE BANK OF NOVA SCOTIA, as a U.S. Lender



                                  By:_____________________
                                  Title:__________________



                                  THE BANK OF NOVA SCOTIA, as a Canadian Lender



                                  By:_____________________
                                  Title:__________________



                                  THE BANK OF NOVA SCOTIA, as an Australian Lender with respect to Letters of Credit and Gold Loans



                                  By:_____________________
                                  Title:__________________




                                  THE CHASE MANHATTAN BANK, as an Australian Lender (as fronting bank for The Bank of Nova Scotia) with respect to Bank Bill Swap Rate Loans and Eurodollar Rate Loans


                                  By:_____________________
                                  Title:__________________



                                  CITICORP USA, INC., as a U.S. Lender


                                  By:_____________________
                                  Title:__________________




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                                  CITIBANK CANADA, as a Canadian Lender



                                  By:______________________
                                  Title:___________________



                                  CITIBANK LIMITED, as an Australian Lender


                                  By:______________________
                                  Title:___________________



                                  CREDIT LYONNAIS, LOS ANGELES BRANCH, as a
                                  U.S. Lender



                                  By:______________________
                                  Title:___________________



                                  CREDIT LYONNAIS CANADA, as a Canadian Lender



                                  By:______________________
                                  Title:___________________



                                  CREDIT LYONNAIS AUSTRALIA LIMITED, as an
                                  Australian Lender



                                  By:______________________
                                  Title:___________________



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                                  MELLON BANK, N.A. as a U.S. Lender



                                  By:______________________
                                  Title:___________________



                                  MELLON BANK CANADA, as a Canadian Lender



                                  By:______________________
                                  Title:___________________



                                  THE CHASE MANHATTAN BANK, as an Australian Lender (as fronting bank for Mellon Bank, N.A.)



                                  By:_______________________
                                  Title:____________________



                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a U.S. Lender



                                  By:_______________________
                                  Title:____________________




                                  J.P. MORGAN CANADA, as a Canadian Lender



                                  By:_______________________
                                  Title:____________________



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



                                  J.P. MORGAN AUSTRALIA LIMITED, as an
                                  Australian Lender



                                  By:________________________
                                  Title:_____________________



                                  N M ROTHSCHILD & SONS LIMITED, as a U.S.
                                  Lender



                                  By:________________________
                                  Title:_____________________



                                  N M ROTHSCHILD & SONS LIMITED, as a Canadian Lender



                                  By:________________________
                                  Title:_____________________




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                                  N  M   ROTHSCHILD  &  SONS   LIMITED,   as  an
                                  Australian Lender



                                  By:________________________
                                  Title:_____________________




                                  TORONTO DOMINION (TEXAS), INC., as a U.S.
                                  Lender



                                  By:________________________
                                  Title:_____________________



                                  THE TORONTO-DOMINION BANK, as a Canadian
                                  Lender



                                  By:________________________
                                  Title:_____________________




                                  TORONTO DOMINION AUSTRALIA LIMITED
                                  ACN 004 858 020, as an Australian Lender



                                  By:________________________
                                  Title:_____________________



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                                  AUSTRALIAN ADMINISTRATIVE AGENT:

                                  CHASE SECURITIES AUSTRALIA LIMITED,
                                  as Australian Administrative Agent



                                  By:_________________________
                                  Title:______________________



                                  ARRANGER:

                                  CHASE SECURITIES INC., as Arranger



                                  By:_________________________
                                  Title:______________________




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                                     ANNEX A

                                  SCHEDULE 6.4
                        PERMITTED CONTINGENT OBLIGATIONS

[Include description of L/C's relating to new and refunding pollution control bonds]

                             [TO COME FROM COMPANY]











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